UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12


                              CENTURY CASINOS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           1)  Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

           2)  Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

           4)  Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

           5)  Total fee paid:

               -----------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:

               -----------------------------------------------------------------

           2)  Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

           3)  Filing Party:

               -----------------------------------------------------------------

           4)  Date Filed:

               -----------------------------------------------------------------

                              CENTURY CASINOS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     Notice is hereby given that the Annual Meeting of Stockholders of Century Casinos, Inc. (the "Company"), a Delaware corporation, will be convened on Monday, June 16, 2003, at The Caledon Casino Resort, Caledon, South Africa at 18:00 hrs South African Time (10:00 a.m. Mountain Time, 12:00 p.m. Eastern
Time), for the following purposes:


          1.   To elect two Class III directors to the Board of Directors; and

          2.   To transact  such other  business as may properly come before the
               meeting  in  accordance   with  the   Company's   bylaws  or  any
               adjournment thereof.


     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON OR BY CALLING 888-222-0389 (U.S. TOLL FREE), + 1 706-679-8462 (INTERNATIONAL CALL IN ), 0 800 281 475 (AUSTRIAN TOLL FREE), OR 0 800 181 5287 (GERMAN TOLL FREE). STOCKHOLDERS WHO CANNOT ATTEND IN PERSON SHOULD VOTE BY USING THE ENCLOSED PROXY.

     PLEASE FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.

                                              By Order of the Board of Directors


                                                             /s/ Erwin Haitzmann
                                                            --------------------
                                                                 Erwin Haitzmann
                                                           Chairman of the Board


Cripple Creek, Colorado
April 30, 2003

                              CENTURY CASINOS, INC.
                             157 East Warren Avenue
                             Cripple Creek, CO 80813

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                           To Be Held on June 16, 2003

                                   IN GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on June 16, 2003 at The Caledon Casino Resort, Caledon, South Africa at 18:00 South African Time (10:00 a.m. Mountain Time and 12:00 p.m. Eastern Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material was mailed on or about May 16, 2003 to stockholders of the Company.

     All properly executed proxies received at or prior to the Meeting will be voted at the Meeting. If a stockholder directs how a proxy is to be voted with respect to the business coming before the meeting, the proxy will be voted in accordance with the stockholder's directions. If a stockholder does not direct how a proxy is to be voted, it will be voted in favor of the election of the nominees to the Board of Directors named in this proxy statement. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals that have been brought forward in accordance with the Company's bylaws to be considered at the Meeting.

     The matters to be brought before the Meeting are the election of two Class III directors of the Board of Directors, and the transaction of such other business that has been brought forward in accordance with the Company's bylaws, or as may come before the Meeting.

     Expenses in connection with the solicitation of proxies in regard to the proposals brought forward by the Company and included in this proxy statement will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers, and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone, by email, or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

VOTING SECURITIES

     Only stockholders of record at the close of business on April 30, 2003, will be entitled to vote at the Meeting. On that date, there were issued and outstanding 13,545,764 shares of the Company's $.01 par value common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

     A majority of the number of the outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Of the votes cast at the Meeting, a vote of the holders of a majority of the common stock present, either in person or by proxy, is required to elect each director nominee.

     In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for certain nominees for director. Abstentions are counted for purposes of determining a quorum to conduct business, but are ignored in vote tabulation, thereby increasing the number of votes necessary to approve any proposal. The inspectors of election will treat any shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and for which they have received no instructions from the beneficial owners or persons entitled to vote ("broker non-votes") as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matters as to which the broker has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not entitled to vote with respect to that matter (even though those shares may be entitled to vote on other matters).

     All shares of Common Stock will vote as a single class. Neither the Company's Certificate of Incorporation nor its Bylaws provide for cumulative voting rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 30, 2003, concerning record common stock ownership by beneficial owners of five percent or more of the Company's common stock and the officers and directors of the Company. All of the named persons below, other than Thomas Graf and Lloyd I. Miller, III, are officers or directors of the Company.


----------------------------- --------------------------------------- ------------------------------ -----------------
      TITLE OF CLASS                  NAME AND ADDRESS OF                AMOUNT AND NATURE OF         PERCENT OF
                                       BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP            CLASS
============================= ======================================= ============================== =================
Common Stock,                 Erwin Haitzmann                                 1,960,000 (a)               11.9%
$.01 par value                c/o Century Casinos, Inc.
                              157 East Warren Ave.
                              Cripple Creek, CO  80813
----------------------------- --------------------------------------- ------------------------------ -----------------
Common Stock,                 Peter Hoetzinger                                1,168,078 (b)                7.1%
$.01 par value                c/o Century Casinos, Inc.
                              157 East Warren Ave.
                              Cripple Creek, CO  80813
----------------------------- --------------------------------------- ------------------------------ -----------------
Common Stock,                 James D. Forbes                                  996,164  (c)                6.1%
$.01 par value                34 Buffalo Thorn Rd.
                              Fourways, Johannesburg
                              South Africa 2055
----------------------------- --------------------------------------- ------------------------------ -----------------
Common Stock,                 Robert S. Eichberg                               60,000   (d)                (h)
$.01 par value                1801 California St. Ste. 4650
                              Denver, CO  80202

----------------------------- --------------------------------------- ------------------------------ -----------------
Common Stock,                 Gottfried Schellmann                             99,000   (e)                (h)
$.01 par value                Bahnhofplatz 1A
                              2340 Moedling,
                              Austria/Europe
----------------------------- --------------------------------------- ------------------------------ -----------------
Common Stock,                 Dinah Corbaci                                    30,000   (f)                (h)
$.01 par value                Schlossgasse 1
                              A-1050 Wien
                              Austria/ Europe
----------------------------- --------------------------------------- ------------------------------ -----------------

                                       3

----------------------------- --------------------------------------- ------------------------------ -----------------
      TITLE OF CLASS                  NAME AND ADDRESS OF                AMOUNT AND NATURE OF         PERCENT OF
                                       BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP            CLASS
============================= ======================================= ============================== =================

Common Stock,                 Larry Hannappel                                  47,500 (g)                  (h)
$.01 par value                c/o Century Casinos, Inc.
                              157 East Warren Ave.
                              Cripple Creek, CO  80813
----------------------------- --------------------------------------- ------------------------------ -----------------
Common Stock,                 All Officers and Directors as a Group             4,360,742                 26.5%
$.01 par value                (seven persons)


----------------------------- --------------------------------------- ------------------------------ -----------------
Common Stock,                 Thomas Graf                                       2,494,300                 15.2%
$.01 par value                Liechtensteinstrasse 54
                              A-2344 Maria Enzersdorf
                              Austria/Europe
----------------------------- --------------------------------------- ------------------------------ -----------------
Common Stock,                 Lloyd I. Miller, III                              2,518,123                 15.3%
$.01 par value                4550 Gordon Drive
                              Naples, FL 34102

----------------------------- --------------------------------------- ------------------------------ -----------------



     (a) Includes: (i) non-statutory stock options for 950,000 shares exercisable at $1.50 per share and 350,000 shares exercisable at $0.75 per share, indirectly owned and held by The Haitzmann Family Foundation; and (ii) 550,000 shares indirectly owned and held by The Haitzmann Family Foundation.

          During 2002, 50,000 non-statutory stock options (in (i)) exercisable at $0.75 per share were transferred from Mr. Haitzmann's ownership to The Haitzmann Family Foundation.

          During 2003, 300,000 non-statutory stock options (in (i)) exercisable at $0.75 per share were transferred from Mr. Haitzmann's ownership to The Haitzmann Family Foundation.

     (b) Includes: (i) non-statutory stock options for 543,000 shares exercisable at $1.50 per share and 250,000 shares exercisable at $0.75 per share, indirectly owned and held by The Hoetzinger Family Foundation; (ii) 100,000 shares held by Mr. Hoetzinger's spouse; and (iii) 143,728 shares indirectly owned and held by The Hoetzinger Family Foundation.

          During 2002, 50,000 non-statutory stock options (in (i)) exercisable at $0.75 per share were transferred from Mr. Hoetzinger's ownership to The Hoetzinger Family Foundation.

          During 2003, 200,000 non-statutory stock options (in (i)) exercisable at $0.75 per share were transferred from Mr. Hoetzinger's ownership to The Hoetzinger Family Foundation.

     (c) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 160,000 shares exercisable at $0.75 per share; and (iii) a non-statutory stock option for 328,000 shares exercisable at $1.50 per share. (See Certain Relationships and Related Transactions.)

     (d) Includes: (i) an option for 20,000 shares exercisable at $1.00 per share; and (ii) an option for 10,000 shares exercisable at $2.12 per share.

     (e) Includes: (i) an option for 20,000 shares exercisable at $1.00 per share; and (ii) an option for 10,000 shares exercisable at $2.12 per share.

     (f) Includes: (i) an option for 20,000 shares exercisable at $1.75 per share; and (ii) an option for 10,000 shares exercisable at $2.12 per share.

     (g) Includes: (i) an incentive stock option for 10,000 shares exercisable at $0.75 per share; (ii) an incentive stock option for 22,500 shares exercisable at $1.50 per share; and (iii) an incentive stock option for 5,000 shares exercisable at $2.25 per share.

     (h)  Less than 1%.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     Information regarding the Board of Directors and executive officers of the Company, as of April 30, 2003 is as follows:

                                                                  Officer or
Name                         Age   Positions Held                Director Since
--------------------------------------------------------------------------------

Erwin Haitzmann              49    Chairman of the Board &         March 1994
                                   Chief Executive Officer

Peter Hoetzinger             40    Vice Chairman of the Board      March 1994
                                   & President

James D. Forbes              45    Director                        March 1994

Robert S. Eichberg           57    Director                        January 1997

Gottfried Schellmann         49    Director                        January 1997

Dinah Corbaci                48    Director                        April 2000

Larry Hannappel              50    Chief Accounting Officer,       October 1999
                                   Secretary, & Treasurer

     Erwin Haitzmann holds a Doctorate and a Masters degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has 28 years of casino gaming experience ranging from dealer (commencing in 1975) through various casino management positions. Mr. Haitzmann has been employed full-time by the Company since May 1993.

     Peter Hoetzinger received a Masters degree from the University of Linz, Austria, in 1986. He thereafter was employed in several managerial positions in the gaming industry with Austrian casino companies. Mr. Hoetzinger has been employed full-time by the Company since May 1993.

     James D. Forbes, from 1979 to 1993, was employed in several positions in the gaming industry with British and Austrian casino companies. Mr. Forbes has been employed full-time by the Company since February 1993.

     Robert S. Eichberg graduated from Bradley University in 1968 with a B.S. Degree in Accounting and is a Certified Public Accountant. He was employed by the public accounting firm of Deloitte & Touche, LLP from 1974 to 1994, ending his tenure there as Tax Partner. From 1994 to 1996 he served as Tax Partner for the public accounting firm Price Bednar LLP, before joining the public accounting firm of Causey, Demgen & Moore, Inc. in September of 1996, where he has been employed since, as shareholder and President.

     Gottfried Schellmann graduated from University of Vienna with a law degree and is a certified tax advisor in Austria. After having worked for several firms, including KPMG Germany as tax and accounting manager, he formed Schellmann & Partner in 1993, where he has been employed since, which specializes in tax and accounting work for provinces and municipalities in Austria.

     He is a member of the International Bar Association. He is also one of the main co-authors, together with certain officers of the Austrian Ministry of Finance, of the Austrian corporate tax code.

     Dinah Corbaci holds a Doctorate degree in Law from the University of Salzburg, Austria (1981). She joined IBM Austria in 1984, where she is responsible as Account Manager for large government customers; special focus on e-business for large IBM mainframe hardware and e-government solutions.

     Larry Hannappel  graduated from National College,  Rapid City, South Dakota
(1976) with a B.S. Degree in Accounting. From 1976 to 1979, he was employed by the public accounting firm of Hamma & Nelson. From 1979 to 1994, he served in various financial management capacities in manufacturing and gaming. Mr. Hannappel has been employed full-time by the Company since May 1994. He became Chief Accounting Officer in October 1999, was appointed as Secretary of the Company in March 2000, and appointed as Treasurer in June 2001.

     There are no family relationships between or among the Company's executive officers and directors.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

     During 2002, on several occasions during the year, the members of the Board of Directors executed unanimous written consents in lieu of meetings, in accordance with Delaware law. The Audit Committee of the Board of Directors (consisting of Messrs. Eichberg and Schellmann, and Dr. Corbaci), which assesses the Company's system of internal controls and approves the appointment of the independent accountants and assists in considering the recommendations and performance of the Company's independent accountants, holds regular, quarterly meetings and has held three (3) meetings since the date of the last annual meeting July 5, 2002. The Board of Directors has adopted a written charter for the audit committee, filed with the Securities and Exchange Commission in the 2001 proxy statement as Appendix A - "Charter and Powers of the Audit Committee". The Incentive Plan Committee of the Board of Directors (consisting of Messrs. Haitzmann, Hoetzinger, and Schellmann, and Dr. Corbaci), which oversees and awards equity incentives to eligible employees of the Company has held zero (0) meetings since the date of the last annual meeting July 5, 2002. The Compensation Committee of the Board of Directors (consisting of Messrs. Haitzmann and Hoetzinger, and Dr. Corbaci), which oversees and allocates compensation to the officers, directors, and management of the Company has held one (1) meeting since the date of the last annual meeting July 5, 2002. The Compensation Committee also executed unanimous written consents in lieu of meetings in accordance with Delaware law. The Board of Directors does not have a separate Nominating Committee.

EXECUTIVE COMPENSATION

     The table below sets forth executive compensation during 2002, 2001 and 2000 to the Chairman of the Board and Chief Executive Officer of the Company, Erwin Haitzmann, and to all other executive officers who received greater than $100,000 in compensation in 2002, 2001 or 2000.


                           Summary Compensation Table


                                                                        Awards                 Payouts

                                                      Other     Restricted   Securities                 All
Name & Principal                                      Annual      Stock      Underlying     LTIP       Other
    Position            Year     Salary    Bonus   Compensation   Awards    Options/SARs   Payouts  Compensation
     --------           ----      (a)       (b)        (c)

                                  ($)       ($)        ($)         ($)           (#)         ($)       ($)

Erwin Haitzmann         2002    178,605    247,763     5,771                                             -
Chairman of the Board   2001    133,944    248,993     8,801                                             -
And Chief Executive     2000    150,000    352,000     9,738                                             -
Officer
                                                                                                         -
Peter Hoetzinger        2002    183,432    243,002     5,771                                             -
Vice-Chairman           2001    160,975    223,484     5,452                                             -
of the Board
And President           2000    150,000    351,500     8,411                                             -
                                                                                                         -
James D. Forbes         2002    166,589     20,000    26,000                                             -
Director                2001    150,000     2,685     39,000                                         2,250
                        2000    150,000    182,240    39,445                                         2,250

Larry Hannappel         2002    80,507      60,000                                                   1,200
Chief Accounting        2001    80,508      50,000                                                   1,374
Officer,
Secretary & Treasurer   2000    80,542      30,000                                                   1,291




(a) Salary for 2002 includes $144,000 paid to Flyfish Casino Consulting AG for the benefit of Mr. Haitzmann's family foundation and $120,000 paid to Focus Casino Consulting AG for the benefit of Mr. Hoetzinger's family foundation, pursuant to separate management agreements with the Company, entered into on March 1, 2001 and amended October 11, 2001 and October 12, 2002. Salary for 2002 also includes $120,000 paid to Respond Limited, for the benefit of Mr. Forbes, pursuant to a management agreement with the Company dated January 1, 2002. (See Certain Relationships and Related Transactions.)

     On October 12, 2001, the Company entered into separate Employment Agreements with Mr. Haitzmann and Mr. Hoetzinger. The agreements were amended February 18, 2003 to extend the dates of employment to December 31, 2008 and to specify the duties of Messrs. Haitzmann and Hoetzinger. The agreements are automatically renewable for successive periods of five years each, unless sooner terminated by either the Company or the employee. The agreements call for an annual salary of $24,000 with annual increases and bonuses (see previous paragraph for further description of compensation) plus other incentives as determined by the Compensation Committee of the Board of Directors. The Compensation Committee is required to review the salaries on an annual basis. The agreements provide for termination payments to be made for a period of six (6) months if the agreement is terminated by the Company without cause, or for payment of three times the employee's annual salary and average bonus and complete vesting (including employee's trusts and foundations) in unvested stock and stock options if the termination occurs (a) after Change of Control of the Company, or (b) by the employee for cause. If the termination occurs after a Change of Control, or by the employee for cause, the employee shall have the option to either (a) receive an immediate payment of the stock value of 100% of his stock and the higher of (i) the value according to the Black Scholes model or (ii) the in-the-money value of his stock options/warrants, or (b) receive an immediate cash bonus from the Company enabling employee (including employee's trusts and foundations), after full payment of all of employee's (including employee's trusts and foundations) taxes on such cash bonus, to exercise 100% of his stock options/warrants, and to continue to hold his stock, with the right to "put" or sell the stock back to the Company for cash at market value. This right to "put" or sale shall be in force and effect and valid and exercisable at any time and as how many times as employee wishes, in whole or in part, within three (3) years after employee's termination for cause, at employee's (including employee's trusts and foundations) sole election.

(b) Mr. Haitzmann's bonus for 2002 was paid to Flyfish Casino Consulting AG for the benefit of Mr. Haitzmann's family foundation. Mr. Hoetzinger's bonus for 2002 was paid to Focus Casino Consulting AG for the benefit of Mr. Hoetzinger's family foundation. Mr. Forbes' bonus for 2002 was paid to Respond Limited. (See Certain Relationships and Related Transactions.)

(c) Amounts for 2002, 2001 and 2000, respectively, include reimbursement for estimated income taxes, associated with perquisites, of $2,886, $482, and $3,580 for Mr. Haitzmann; $2,886, $0, and $2,456 for Mr. Hoetzinger; $10,400, $7,800, and $7,317 for Mr. Forbes.

(d) Consists solely of Company's matching contributions to the 401(k) Savings and Retirement Plan.


STOCK OPTION GRANTS IN LAST FISCAL YEAR

     There were no grants of stock options during 2002 to purchase shares of common stock of the Company to any of the Company's executive officers.


AGGREGATED  OPTIONS  EXERCISED  IN LAST FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

     The following table sets forth the aggregate options held by certain executive officers of the Company. No options were exercised by the specified officers in 2002.


------------------- --------------- -------------- -------------------------------- --------------------------------
                        SHARES                     NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                     ACQUIRED ON        VALUE        OPTIONS AT DECEMBER 31, 2002       IN-THE-MONEY OPTIONS AT
       NAME            EXERCISE       REALIZED        EXERCISABLE/ UNEXERCISABLE     DECEMBER 31, 2002 EXERCISABLE/
                                                                                             UNEXERCISABLE
=================== =============== ============== ================================ ================================
Erwin Haitzmann,          -               -             1,300,000 / -0- (a)              $1,107,500 / -0- (c)
Chairman of the
Board and Chief
Executive Officer

------------------- --------------- -------------- -------------------------------- --------------------------------
Peter Hoetzinger,         -               -               793,000 / -0- (b)                $702,950 / -0- (c)
Vice Chairman of
the Board and
President

------------------- --------------- -------------- -------------------------------- --------------------------------
James D. Forbes,          -             -                 618,000 / -0-                    $521,700 / -0- (c)
Director



------------------- --------------- -------------- -------------------------------- --------------------------------
Larry Hannappel,          -               -                37,500 / -0-                     $28,625 / -0- (c)
Chief Accounting
Officer, Secretary &
Treasurer

------------------- --------------- -------------- -------------------------------- --------------------------------


     (a) Includes 1,000,000 options held by The Haitzmann Family Foundation. (See Certain Relationships and Related Transactions.)

     (b) Includes 593,000 options held by The Hoetzinger Family Foundation. (See Certain Relationships and Related Transactions.)

     (c) Based on the closing bid price ($2.15) of the Company's Common Stock on the NASDAQ Stock Market on December 31, 2002.

     Directors who are full-time employees receive no compensation for their services as directors. With the exception of Messrs. Eichberg and Schellmann and Dr. Corbaci, all of the Company's directors are employees.

     Messrs. Eichberg and Schellmann and Dr. Corbaci, the outside directors of the Company, are being compensated for their services as follows:

     (a) Stock Option Grants - In 1998, upon joining the Board of Directors, both Messrs. Eichberg and Schellmann received options to purchase 10,000 shares of the Company's common stock. The options have a five-year term and are exercisable at $0.938 per share. In 1999, both Messrs. Eichberg and Schellmann received options to purchase an additional 10,000 shares of the Company's stock, which have a four-year term and are exercisable at $.75 per share. In February 2000, both Messrs. Eichberg and Schellmann received options to purchase an additional 20,000 shares of the Company's stock; these options have a five-year term and are exercisable at $1.00 per share. Upon joining the Board of Directors in April 2000, Dr. Corbaci received options to purchase 20,000 shares of the Company's stock, which have a five-year term and are exercisable at $1.75 per share. In February 2002, Messrs. Eichberg and Schellmann and Dr. Corbaci received options to purchase an additional 10,000 shares of the Company's stock, which have a five-year term and are exercisable at $2.12 per share.

     Stock Option Exercises - In December 2002, Mr. Eichberg exercised his options for 10,000 shares of the Company's stock at $0.938 per share and in February 2003, Mr. Eichberg exercised his options for 10,000 shares at $0.75 per share. In December 2002, Mr. Schellmann exercised his options for 10,000 shares of the Company's stock at $0.938 per share and 10,000 shares at $0.75 per share.

     (b) Compensation, Reimbursement - The outside directors receive $1,000 per Board or committee meeting attended and the Company will pay for reasonable expenses incurred in conjunction with those meetings. In addition, the outside directors receive $1,000 per gaming application filed with gaming regulators to compensate them for their time spent.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge (based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2002), all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

STOCK PRICE PERFORMANCE

     This information is incorporated by reference from Part II Item 5, in the Company's Annual Report on Form 10K for the year ended December 31, 2002.


[STOCK PRICE PERFORMANCE GRAPH APPEARS HERE]

                  Plot Points for Stock Price Performance Graph


                                Percentage Change
                      -----------------------------------------
                       CNTY           NASDAQ           S&P
                      -----------------------------------------

01/03/2000             0.00            0.00            0.00
06/30/2000            63.72           (4.00)          (0.04)
12/29/2000            63.72          (40.20)          (9.27)
06/29/2001           109.51          (47.70)         (15.86)
12/31/2001           117.26          (52.79)         (21.11)
06/28/2002           190.98          (64.58)         (31.98)
12/31/2002           108.54          (67.67)         (39.54)

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     At December 31, 2002, the Company had an unsecured note payable that matures on April 1, 2004, in the principal amount of $380,000 to Thomas Graf, a founding shareholder of the Company. The unsecured note bears interest at 6%, payable quarterly. The noteholder, at his option, may elect to receive any or all of the unpaid principal by notifying the Company on or before April 1 of any year. Payment of the principal amount so specified would be required by the Company on or before January 1 of the following year. The entire outstanding principal is otherwise due and payable on April 1, 2004.

     On March 1, 2001, as amended on October 11, 2001 and October 12, 2002, the Company entered into separate management agreements with Flyfish Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Haitzmann, and with Focus Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Hoetzinger, to provide executive casino management services to the Company through December 31, 2005, and for five (5) year renewable periods thereafter, unless sooner terminated by them or by the Company. The management agreements provide for an annual base management fee of $144,000 and $120,000 for Mr. Haitzmann and Mr. Hoetzinger, respectively, plus such annual increases and bonuses, and such other incentives, benefits and compensation as may be awarded to them, respectively, by the Compensation Committee of the Board of Directors of the Company. Payments to each of these management companies are included in the Executive Compensation Table. Each of the management fees will be reviewed annually by the Compensation Committee. The management agreements further provide for termination payments to be made for a period of six (6) months if the management agreement is terminated by the Company without cause, or for a payment of three times the management company's annual fee and average bonus if the termination occurs (a) after a Change of Control of the Company, or (b) by the management company, for cause.

     Both Mr. Haitzmann and Mr. Hoetzinger are Austrian citizens, and have established Austrian trusts (The Haitzmann Family Foundation and The Hoetzinger Family Foundation, respectively) to hold, on behalf of their respective families, a certain portion of their interests in the Company. (See Security Ownership of Certain Beneficial Owners and Management.)

     On January 1, 2002, the company entered into a management agreement with Respond Limited, an Isle of Man Company, to secure services of Mr. Forbes, to provide executive management services to the Company through December 31, 2005 and automatically renewable for additional successive periods of five years, unless sooner terminated by the Company or the management company. The agreement was unanimously approved by the Board of Directors, as being in the best interest of the Company. The agreement provides for a base annual management fee in the amount of $120,000 plus any bonuses, other incentives, benefits and compensation that may be awarded by the Compensation Committee. The management fee is reviewed annually by the Compensation Committee. Payments to the management company are included in the Executive Compensation Table. The management agreements further provide for termination payments to be made for a period of six (6) months if the management agreement is terminated by the Company without cause, or for a payment of three times the management company's annual fee and average bonus if the termination occurs (a) after a Change of Control of the Company, or (b) by the management company, for cause.

     On April 16, 2003, James Forbes, Director, elected to exercise all 618,000 of his options, which carry an average strike price of $1.306. Mr. Forbes will pay for the options by transferring to the Company 357,080 shares of Century stock that he owns at a market price of $2.26 per share, which represents the market closing price on April 16, 2003. Upon completion of the exercise, Mr. Forbes has offered to sell to the Company 132,184 shares of stock obtained in the exercise at $2.26 per share, the market closing price on April 16, 2003. The transactions are expected to be completed in the second quarter of 2003.

     Mr. Forbes, who is a resident of South Africa, will also resign, effective May 1, 2003, as a member of the Company's Board of Directors, but will continue as a member of the Board of Directors of Century Casinos Caledon Proprietary Limited, and will focus his attention on the Company's project in Johannesburg, in the Gauteng province of South Africa, pursuant to the terms of a consulting agreement currently being negotiated between Mr. Forbes, Respond Limited (a management company controlled by Mr. Forbes), and the Company.

     It is not anticipated at this time that the vacancy on the Company's Board of Directors will be filled, either by the Board or at the stockholders Annual Meeting, and consequently the number of directors on the Board will be reduced from six to five.

     Upon completion of these transactions, respectively, the Company will complete and file all applicable regulatory filings.

     There have been no material transactions with management, except as otherwise disclosed herein, since the date of the Company's last annual meeting on July 5, 2002, and the transactions disclosed in the Proxy Statement for that meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board is divided into three classes of directors as nearly equal in number as possible. Presently, the Board consists of six directors comprising the following: (i) two Class I directors, Mr. Eichberg and Dr. Dinah Corbaci, whose terms will expire at the 2004 Annual Meeting; (ii) two Class II directors, Messrs. Hoetzinger and Forbes, whose terms will expire at the 2005 Annual Meeting; and (iii) two Class III directors, Messrs. Haitzmann and Schellmann, who are standing for re-election at the 2003 Annual Meeting. Each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Stockholders after such director's election. Accordingly, under most circumstances, directors of one Class only are elected at each year's Annual Meeting of Stockholders. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

     At the 2003 Annual Meeting, two Class III directors will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominees for Class III directors, Erwin Haitzmann and Gottfried Schellmann. Proxies cannot be voted for a greater number of directors than the number nominated.

     Erwin Haitzmann, a nominee for a Class III director, is presently a member of the Board of Directors, having served continuously as a director since March 1994. Mr. Haitzmann is also presently serving as Chairman of the Board and Chief Executive Officer of the Company. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

     Gottfried Schellmann, a nominee for a Class III director, is presently a member of the Board of Directors, having served continuously as a director since January 1997. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

     The information concerning Mr. Haitzmann and Mr. Schellmann, the nominees for the Class III directors, is set forth above under "Information Concerning Directors and Executive Officers".

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.
                                         ---

INDEPENDENT ACCOUNTANTS

     Grant Thornton LLP ("Grant Thornton") was the Company's independent public accounting firm for the fiscal year ending December 31, 2002. The Audit Committee and the Board of Directors have selected Grant Thornton to be the Company's independent accountants for the fiscal year ending December 31, 2003. A representative of Grant Thornton is expected to be present at the Annual Meeting via telephone and/or web cast to respond to appropriate questions.

     On December 4, 2002, the Audit Committee and the Board of Directors selected PricewaterhouseCoopers Inc. as the principal independent auditors for its subsidiary Century Casinos Africa (Proprietary) Limited. The Audit Committee and the Board of Directors have approved PricewaterhouseCoopers Inc. to be the Company's independent auditors for Century Casinos Africa (Proprietary) Limited for the fiscal year 2003. Grant Thornton Kessel Feinstein, a member firm of Grant Thornton International, (the "Former Auditor") was the previous auditor for Century Casinos Africa (Proprietary) Limited. The Company had no disagreements with the Former Auditor that, if not resolved, would have caused the Former Auditor to report the disagreement. There has been no adverse opinion, disclaimer of opinion, or qualified opinion in the Former Auditor's report for any of the preceding two years. The decision to change auditors was approved by the Audit Committee of the Board of Directors.


REPORT OF THE AUDIT COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee and the Board of Directors annually select the Company's independent accountants and auditors.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002, with the Company's management. The Committee discussed with Grant Thornton LLP, the
Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee

Communications).

     The Committee has received the written disclosures and the letter from Grant Thornton LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Grant Thornton LLP, its independence.

     Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which was filed with the Securities and Exchange Commission on March 13, 2003.

     The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (three independent directors) satisfies the applicable rules and pronouncements of the National Association of Securities Dealers, Inc. ("NASD") and the Securities and Exchange Commission, that govern audit committee selection, experience, and composition, including the requirement that audit committee members all be "independent directors" as that term is defined by such rules.

Audit Committee:

Robert S. Eichberg, Chairman
Gottfried Schellmann
Dinah Corbaci

     The following table sets forth the aggregate fees billed to the Company for the year ended December 31, 2002, by Grant Thornton LLP:


  Audit fees.................................................    $    74,815
  Financial information systems design
       and implementation fees...............................              0
  All other fees.............................................         25,913
                                                                    --------
                                                                 $   100,728
                                                                    ========

     The amounts shown above include out-of-pocket expenses incurred by Grant Thornton in connection with the provision of such services in the amount of $1,663. Audit fees also include fees relating to quarterly reviews of unaudited financial statements. Audit fees of $19,237 had been billed through December 31, 2002, and the remaining $55,578 was billed subsequent to December 31, 2002. The amount shown for all other fees also includes fees relating to tax returns and benefit plan audits. The Audit Committee of the Coard of Directors concluded Grant Thornton's provision of the services generating all other fees is compatible with maintaining

Grant Thornton's independence.

     The following table sets forth the aggregate fees billed to the Company for the year ended December 31, 2002, by PricewaterhouseCoopers Inc. for the 2002 financial audit of Century Casinos Africa (Proprietary) Limited:


  Audit fees.................................................    $     45,245
  Financial information systems design
       and implementation fees...............................               0
  All other fees.............................................           4,664
                                                                     --------
                                                                 $     49,909
                                                                     ========

     The amounts shown above include out-of-pocket expenses incurred by PricewaterhouseCoopers Inc. in connection with the provision of such services in the amount of $1,000. Audit fees exclude fees relating to quarterly reviews of unaudited financial statements. PricewaterhouseCoopers Inc. was not the auditor at the time of these reviews. Audit fees of $0 had been billed through December 31, 2002, and the remaining $45,245 was billed subsequent to December 31, 2002. The amount shown for all other fees also includes fees relating to tax returns. The Audit Committee of the Board of Directors concluded PricewaterhouseCooper's provision of the services generating all other fees is compatible with maintaining PricewaterhouseCooper's independence.

PROXY                                                                     PROXY

                             CENTURY CASINOS, Inc.
                This Proxy is Solicited by the Board of Directors

The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Monday, June 16, 2003, at The Caledon Casino Resort, Caledon, South Africa at 18:00 hrs. South African Time (10:00 a.m. Mountain Time, 12:00 p.m. Eastern Time, and hereby appoints Peter Hoetzinger or Larry Hannappel, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

          (1)  To elect two Class III directors to the Board of Directors:

                        ERWIN HAITZMANN        [ ] FOR         [ ] WITHHOLD
                        GOTTFRIED SCHELLMANN   [ ] FOR         [ ] WITHHOLD

          (2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                                               [ ] YES         [ ] NO


                  (Continued and to be signed on reverse side)




                           (Continued from other side)

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the nominees in Proposal 1.

                                 Dated this______ day of _________________, 2003

                                     Signature__________________________________

                                     Signature__________________________________


                    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                                               [ ] I plan to attend the meeting.